UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2019

Old Line Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-50345	20-0154352
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

1525 Pointer Ridge Place
Bowie, Maryland	20716
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 301-430-2500

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OLBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On July 23, 2019, Old Line Bancshares, Inc. (“Old Line”), Old Line Bank, Wesbanco, Inc. (“WesBanco”), and Wesbanco Bank, Inc., entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) providing for the merger of Old Line with and into WesBanco (the “Merger”) upon the terms and subject to the conditions set forth in the Merger Agreement.  As a result of the Merger, the separate corporate existence of Old Line will cease and WesBanco will continue as the surviving corporation in the Merger. The Merger Agreement also provides that, immediately following the completion of the Merger, Old Line Bank, a Maryland trust company with commercial banking powers and a wholly-owned subsidiary of Old Line, will merge with and into Wesbanco Bank, Inc., a West Virginia banking corporation and a wholly-owned subsidiary of WesBanco (the “Bank Merger”), with Wesbanco Bank, Inc. continuing as the surviving bank in the Bank Merger. The Merger Agreement was approved by the Board of Directors of each of Old Line and WesBanco.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, Old Line stockholders will have the right to receive 0.7844 (the “Exchange Ratio”) of a share of WesBanco common stock for each share of Old Line common stock. The Exchange Ratio is subject to customary anti-dilution adjustments in the event of reorganizations, stock splits, stock dividends, and similar transactions involving Wesbanco common stock.

The Merger Agreement contains customary representations and warranties from both WesBanco and Old Line, and each party has agreed to customary covenants, including, among others, covenants relating to the conduct of business during the interim period between the execution of the Merger Agreement and the effective time of the Merger, each party’s obligation, subject to certain exceptions, to recommend that its stockholders approve the Merger (in the case of Old Line) or the Merger Agreement and issuance of common stock in connection with the Merger (Wesbanco) and, in the case of Old Line, its non-solicitation obligations relating to alternative acquisition proposals.

At the effective time of the Merger, two members of Old Line’s current Board of Directors, expected to be James W. Cornelsen, Old Line’s President and Chief Executive Officer, and Gregory S. Proctor, Jr., will be appointed to the Board of Directors of WesBanco and WesBanco Bank, Inc.

Consummation of the Merger is subject to a number of customary conditions, including, but not limited to, the approval of the Merger Agreement and the issuance of shares of WesBanco common stock in connection with the Merger by Wesbanco shareholders, approval of the Merger by the stockholders of Old Line, and the receipt of all required regulatory approvals.  In addition, each party’s obligation to consummate the Merger is subject to certain additional customary conditions, including (1) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (2) performance in all material respects by the other party of its obligations, and (3) the receipt by such party of an opinion from its counsel to the effect that the Merger and the Bank Merger will be treated as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement, in addition to providing that the parties can mutually agree to terminate the Merger Agreement, contains certain termination rights for both WesBanco and Old Line, as the case may be, including upon: (1) final, non-appealable denial of required regulatory approvals; (2) the failure of the Merger to be completed by March 1, 2020 (unless caused by a breach of the Merger Agreement by the party seeking to terminate); (3) required shareholder approvals are not received; (4) any representation or warranty of the other party becomes untrue or the other party fails to comply in any material respect with any covenant or agreement set forth in the Merger Agreement, which breach or failure to comply is not cured within 30 days of the terminating party’s provision of notice to the breaching party; or (5) if the other party’s board of directors changes or withdraws its recommendation to its shareholders to approve the Merger (in the case of Old Line) or the Merger Agreement and issuance of WesBanco common stock in the Merger (in the case of WesBanco), or the other party refuses to hold a meeting of its shareholders to obtain required approval. In addition, WesBanco can terminate the Merger Agreement if (6) Old Line’s Board of Directors approves or recommends an alternative acquisition transaction, and Old Line can terminate the Merger Agreement (7) in connection with entering into a “Superior Proposal” as defined in and in accordance with the requirements set forth in the Merger Agreement.

In addition, Old Line may terminate the merger agreement if at any time during the five-day period commencing on the later of (i) the first date on which all necessary regulatory approvals, consents, and waivers have been received or (ii) the date on which the Old Line’s stockholders approve the Merger, the average closing price of WesBanco’s common stock during the 10 prior consecutive trading days is less than 80% of $37.78 (which is the average of the last reported sale price per share of WesBanco common stock for the 10 consecutive trading days ending on July 22, 2019) and the decrease in such price is 20% or more than any decrease in the closing value of the Nasdaq Bank Index since July 22, 2019.

Under certain circumstances, Old Line may be obligated to pay WesBanco a termination fee of $16 million. In particular, Old Line will be required to pay the termination fee:

•	Upon termination of the Merger Agreement by Wesbanco pursuant to clause (5), (6), or (7) above;
•	Upon termination of the Merger Agreement by WesBanco or Old Line (i) pursuant to clause (2) above without the required vote of Old Line’s stockholders to approve the Merger having been obtained or (ii) because Old Line’s stockholders failed to approve the Merger at a meeting of its stockholders called and held for the purpose of approving the Merger, and (x) an alternative acquisition transaction with respect to Old Line shall have been publicly announced, disclosed, or otherwise communicated to Old Line’s Board of Directors prior to March 1, 2020 or the Old Line stockholder meeting to vote on the Merger, as applicable, and (y) within 12 months of such termination, Old Line enters into an agreement with respect to, or consummates, an alternative acquisition transaction; or
•	Upon termination of the Merger Agreement by Wesbanco pursuant to clause (4) above where (i) an alternative acquisition proposal with respect to Old Line has been publicly announced, disclosed, or otherwise communicated to Old Line prior to any breach and (ii) within 12 months of termination Old Line enters into an agreement with respect to, or consummates, an alternative acquisition transaction.

As a condition to WesBanco’s willingness to enter into the Merger Agreement, all of the directors and the executive officers of Old Line have entered into substantially identical voting agreements (each, a “Voting Agreement”) with WesBanco pursuant to which they have agreed to vote their shares in favor of the Merger.  A form of the Voting Agreement is attached as Exhibit A to the Merger Agreement.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1. The foregoing summary of the material terms of the Merger Agreement in this Item 1.01 is not complete and is qualified in its entirety by reference to the complete text of the Merger Agreement.

Additional Information About the Merger and Where to Find It

In connection with the proposed Merger, WesBanco will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will include a proxy statement of Old Line and WesBanco and a prospectus of WesBanco, as well as other relevant documents concerning the proposed transaction. SHAREHOLDERS OF WESBANCO, STOCKHOLDERS OF OLD LINE, AND OTHER INTERESTED PARTIES ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The Proxy Statement/Prospectus will be mailed to shareholders of WesBanco and stockholders of Old Line prior to the respective shareholder and stockholder meetings, which have not yet been scheduled. In addition, when the Registration Statement on Form S-4, which will include the Proxy Statements/Prospectus, and other related documents are filed by WesBanco with the SEC, they may be obtained for free at the SEC’s website at http://www.sec.gov and from either WesBanco’s or Old Line’s website at http://www.wesbanco.com or http://www.oldlinebank.com, respectively.

Participants in the Solicitation

WesBanco and Old Line and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of WesBanco and the stockholders of Old Line in connection with the proposed Merger. Information about the directors and executive officers of WesBanco is set forth in the proxy statement for WesBanco’s 2019 annual meeting of shareholders, as filed with the SEC on March 13, 2019 and as supplemented on April 5, 2019. Information about the directors and executive officers of Old Line is set forth in the proxy statement for Old Line’s 2019 annual meeting of stockholders, as filed with the SEC on April 26, 2019. Information about any other persons who may, under the rules of the SEC, be considered participants in the solicitation of WesBanco shareholders or Old Line stockholders in connection with the proposed Merger will be included in the Proxy Statement/Prospectus. You can obtain free copies of these documents from the SEC, WesBanco or Old Line using the website information above. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

WESBANCO SHAREHOLDERS AND Old Line STOCKHOLDERS are urged to read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions with respect to the proposed Merger.

Item 7.01 Regulation FD Disclosure

WesBanco and Old Line will host a conference call and webcast to discuss the Merger Agreement and the Merger on July 24, 2019 at 10:00 a.m. ET. Interested parties can access the live webcast of the conference call through the Investor Relations section of WesBanco’s website, www.wesbanco.com. Participants can also listen to the conference call by dialing 888-347-6607 (domestic), 855-669-9657 (Canada), or 412-902-4290 (international), and asking to be joined into the WesBanco call. Interested parties should log in or dial in at least 10 minutes prior to the start time to ensure a connection. WesBanco has prepared an investor presentation to accompany the call that will be available through the Investor Relations section of its website, www.wesbanco.com. A copy of this investor presentation is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2. of Form 8-K, the information in this Item 7.01 and the accompanying Exhibit 99.1 and Exhibit 99.2 shall not be deemed to be filed for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section.

Section 8 - Other Events

Item 8.01 Other Events

On July 23, 2019, WesBanco and Old Line issued a press release announcing the signing of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Cautionary Statement

The Merger Agreement and form of Voting Agreement have been included in this report to provide investors with information regarding their terms. Except for the status of each such agreement as the contractual document that establishes and governs the legal relations among the parties thereto with respect to the transactions described in this report, the Merger Agreement and form of Voting Agreement are not intended to be a source of factual, business or operational information about the parties thereto.

The representations, warranties, covenants, and agreements made by the parties to the Merger Agreement are made as of specific dates and are qualified and limited, including by information in disclosure schedules that the parties exchanged in connection with the execution of such Merger Agreement. Moreover, certain of the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders. Representations and warranties may be used as a tool to allocate risks between the parties to the Merger Agreement, including where the parties do not have complete knowledge of all facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding WesBanco or Old Line, their respective affiliates, or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding WesBanco, Old Line, their respective affiliates or their respective businesses, the Merger Agreement, and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a proxy statement of Old Line and WesBanco and a prospectus of WesBanco, as well as in the Forms 10-K, Forms 10-Q, and other filings that each of Old Line and WesBanco make with the SEC.

Forward-Looking Statements

Matters set forth in the exhibits to this filing contain certain forward-looking statements, including certain plans, expectations, goals, and projections, and including statements about the benefits of the proposed Merger between WesBanco and Old Line, that are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors including: the businesses of WesBanco and Old Line may not be integrated successfully or such integration may take longer to accomplish than expected; the expected cost savings and any revenue synergies from the proposed Merger may not be fully realized within the expected timeframes; disruption from the proposed Merger may make it more difficult to maintain relationships with clients, associates, or suppliers; the required governmental approvals of the proposed Merger may not be obtained on the expected terms and schedule; Old Line’s stockholders and/or WesBanco’s shareholders may not approve the proposed Merger/Merger Agreement; changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of other business strategies; the nature, extent, and timing of governmental actions and reforms; and extended disruption of vital infrastructure; and other factors described in Old Line’s 2018 Annual Report on Form 10-K, WesBanco’s 2018 Annual Report on Form 10-K, and documents subsequently filed by Old Line and WesBanco with the SEC. All forward-looking statements included in this filing are based on information available at the time of the release. Neither Old Line nor WesBanco assumes any obligation to update any forward-looking statement.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits:

2.1 -	Agreement and Plan of Merger dated as of July 23, 2019 by and among Wesbanco, Inc., Wesbanco Bank, Inc., Old Line Bancshares, Inc., and Old Line Bank.

99.1 -	Presentation by Wesbanco, Inc. for conference call and webcast on July 24, 2019.

99.2 -	Joint Press release issued by Wesbanco, Inc. and Old Line Bancshares, Inc., dated July 23, 2019, announcing the execution of the Agreement and Plan of Merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD LINE BANCSHARES, INC.

Date: July 23, 2019	By:	/s/Mark A. Semanie
Mark A. Semanie, Executive Vice President
and Chief Operating Officer